SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D) OF THE
SECURITIES AND EXCHANGE ACT OF 1934

February 3, 2005 (January 28, 2005)

Date of Report (Date of earliest event reported)

SPECTRUM PHARMACEUTICALS, INC.

(Exact name of registrant as specified in its charter)

Delaware (State or other Jurisdiction of Incorporation)	000-28782 (Commission File Number)	93-0979187 (IRS Employer Identification Number)

157 Technology Drive Irvine, California (Address of principal executive offices)	92618 (Zip Code)

(949) 788-6700
(Registrant’s telephone number, including area code)

N/A
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry into a Material Definitive Agreement
Item 3.02 Unregistered Sale of Equity Securities
Item 9.01 Financial Statements and Exhibits
Signatures
EXHIBIT INDEX
EXHIBIT 10.1
EXHIBIT 99.1

Item 1.01 Entry into a Material Definitive Agreement.

     On January 28, 2005, Spectrum Pharmaceuticals, Inc. (“Spectrum”) entered into a License Agreement (“Agreement”) with Altair Nanomaterials, Inc. (“Altair”) and its parent Altair Nanotechnologies, Inc. whereby Spectrum acquired an exclusive worldwide right to develop and commercialize, with right to sublicense, RenaZorb™ (two second-generation lanthanum-based phosphate binding agents) for all human therapeutic and diagnostic uses.

     Under the terms of the Agreement, Spectrum will issue to Altair 100,000 shares of Spectrum common stock as an upfront payment and will make an equity investment of $200,000 in 38,314 shares of Altair Nanotechologies, Inc.’s common stock. In addition, Altair is eligible to receive payments upon achievement of a clinical development and certain regulatory and sales milestones, in addition to royalties on potential net sales. The Agreement also contains provisions covering the joint development of RenaZorb™, the maintenance and prosecution of patents and customary indemnification.

Item 3.02 Unregistered Sale of Equity Securities

     The disclosures in Item 1.01 of this Form 8-K are incorporated herein by reference.

     The common stock to be issued to Altair will be issued without registration under the Securities Act of 1933, as amended (the “Act”), in reliance upon the exemptions from registration provided under Section 4(2) of the Act. The issuance does not involve any public offerings; we made no solicitation in connection with this transaction, other than communication with Altair; we obtained representations from Altair regarding its investment intent, experience and sophistication; Altair has received or had access to adequate information about Spectrum in order to make an informed investment decision; Altair has represented that it is an “accredited investor” within the meaning of Rule 501 of Regulation D under the Act; Spectrum reasonably believes that Altair is sophisticated within the meaning of Section 4(2) of the Act; and the common stock will be issued with restricted securities legends. No underwriting discounts or commissions will be paid in conjunction with the issuance.

     In connection with a private placement transaction in May 2003, we issued warrants exercisable through May 2008. Since our last current report, one of these warrants was partially exercised for the purchase of 104,565 shares of our common stock for cash consideration of $365,977. We believe the sale of the shares was exempt from registration pursuant to Section 4(2) of the Act. We made no solicitation in connection with the exercise of the warrant; we obtained representations from the holder regarding its status as an accredited investor; and the holder had access to adequate information about Spectrum in order to make an informed investment decision. No underwriting discounts or commissions were paid in conjunction with the issuances.

Item 9.01 Financial Statements and Exhibits.

(c)	Exhibits

Exhibits:	Description of Document
10.1*	License Agreement by and between the Registrant, Altair Nanomaterials, Inc. and Altair Nanotechnologies, Inc.

99.1	Press Release dated January 31, 2005

*	Confidential portions omitted and filed separately with the U.S. Securities and Exchange Commission pursuant to Rule 24b-2 promulgated under the Securities and Exchange Act of 1934, as amended.

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: February 3, 2005
SPECTRUM PHARMACEUTICALS, INC.

	By:	/s/ Shyam K. Kumaria

Name: Shyam K. Kumaria

EXHIBIT INDEX

Exhibits:	Description of Document
10.1*	License Agreement by and between the Registrant, Altair Nanomaterials, Inc. and Altair Nanotechnologies, Inc.

99.1	Press Release dated January 31, 2005

* Confidential portions omitted and filed separately with the U.S. Securities and Exchange Commission pursuant to Rule 24b-2 promulgated under the Securities and Exchange Act of 1934, as amended.